Exhibit 1.1

                     Shares

SONIM TECHNOLOGIES, INC.

Common Stock

UNDERWRITING AGREEMENT

            , 2019

Oppenheimer & Co. Inc.

Lake Street Capital Markets, LLC

    as Representatives of the several

    Underwriters named in Schedule I hereto

c/o Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

Sonim Technologies, Inc., a Delaware corporation (the “Company”) and the selling stockholder listed on Schedule II hereto (the “Selling Stockholder”), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), an aggregate of             shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional             shares (the “Company Option Shares”) of Common Stock from the Company and the Selling Stockholder proposes to grant to the Underwriters an option to purchase up to an additional             shares (the “Selling Stockholder Option Shares” and together with the Company Option Shares, the “Option Shares”) of Common Stock from the Selling Stockholder for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the “Shares.”

As part of the offering contemplated by this Agreement, the Company, the Selling Stockholder and the Underwriters agree that up to 178,571 shares (the “Directed Shares”) of the Shares to be purchased by the Underwriters shall be reserved for sale by the Underwriters to certain of the Company’s directors, officers, employees and other parties associated with the Company (each, individually a “Participant” and collectively, the “Participants”), as part of the distribution of the Shares by the Underwriters, under the terms of the friends and family directed sales program (the “Friends and Family Program”), and subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority and all other applicable laws, rules and regulations. Shares to be sold pursuant to the Friends and Family Program shall be sold pursuant to this Agreement at the public offering price. To the extent that any such Directed Shares are not orally confirmed for purchase by a Participant by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-1 (File No. 333-230887), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement on Form S-1 (File No. 230887) (including all exhibits, financial schedules), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” as used in this Agreement means the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares.

The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deems advisable on the terms set forth in the Prospectus. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus containing a bona fide price range per share, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1. Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $            per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

(b) The Company and the Selling Stockholder hereby grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholder, on each date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d) Payment shall be made to the Company and the Selling Stockholder by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company and to the Selling Stockholder for the shares purchased from the Selling Stockholder, against delivery of the Shares in book-entry form to be purchased on such Closing Date to the Representatives for the respective accounts of the Underwriters.

(e) The Shares to be delivered at such Closing Date shall be delivered in book-entry form and registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company or the Selling Stockholder, as applicable, to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter. The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

2. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus included in the General Disclosure Package (as hereinafter defined) was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the concession figure appearing in the fifth paragraph under the caption “Underwriting” in the Prospectus and the statements contained in the twelfth paragraph under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b) As of the Applicable Time (as hereinafter defined), none of (i) the price to the public and the number of Shares offered and sold as set forth in Annex A hereto, the Statutory Prospectus (as hereinafter defined) and any “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, and (iii) any individual Written Testing-the Waters Communication (as defined herein), when considered together with the General Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule IV hereto and (iii) complied when issued and complies, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person, including any potential investor in the Shares (and if there is more than one version of a Road Show for the Offering that is a written communication, the version available without restriction was made available no later than the other versions).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [6:00 pm] (Eastern time) on the date of this Underwriting Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(c) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or, prior to any Closing Date, will be made in the manner and within the time period required by such Rule 424(b). Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d) [Reserved.]

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information. The other financial information included in the Registration Statement, the Statutory Prospectus and the Prospectus has been derived from the accounting or other records of the Company and its consolidated subsidiaries and present fairly in all material respects the information shown thereby; and, in the case of “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) included in the Registration Statement, the Statutory Prospectus and the Prospectus, such measures are presented in all material respects in compliance with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable.

(g) Moss Adams LLP (the “Auditor”) whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(h) The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company and consolidated in the Company’s financial statements (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties. All of the issued shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the stockholders’ equity or results of operations or business affairs of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than as set forth in Exhibit 21.1 to the Registration Statement. Except as described in the Statutory Prospectus and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America.

(i) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(j) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other technology or intellectual property rights (collectively, “Intellectual Property”) used in or necessary to carry on the business now operated by them or as described in the General Disclosure Package to be operated by them (the “Company Intellectual Property”). Other than as set forth in the General Disclosure Package, neither the Company nor any of its subsidiaries has received any written notice of any claim of infringement or misappropriation of, or conflict with, asserted rights of others with respect to any Intellectual Property that would render any Intellectual Property invalid or inadequate to protect the interest of the Company and any of its subsidiaries therein, except as would not individually or in the aggregate have a Material Adverse Effect. Except as described in the General Disclosure Package, (A) to the Company’s knowledge, there are no third parties who have or will be able to establish ownership rights or rights to use any Company Intellectual Property, except for (i) the retained rights of the owners of Company Intellectual Property which is licensed to the Company or its subsidiaries and (ii) the rights of customers and strategic partners to use Company Intellectual Property in the ordinary course, consistent with past practice, (B) there is no pending (or to the Company’s knowledge, threatened) action, suit, proceeding or claim by others challenging the Company’s rights or any of the subsidiaries’ rights in or to any Company Intellectual Property, (C) there is no pending (or to the Company’s knowledge, threatened) action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Company Intellectual Property, and (D) to the Company’s knowledge, no Company Intellectual Property has been obtained or is being used by the Company or any of the subsidiaries in violation of any contractual obligation binding on the Company or any of the subsidiaries, or otherwise in violation of the rights of any persons, except, in the case of each of (A) through (D) above, where the outcome of which would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have taken reasonable steps necessary to secure its interests in the Company Intellectual Property from their employees, consultants, agents and contractors. There are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property owned by the Company or any of its subsidiaries that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. The Company and its subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. No government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties (other than venture capital operating companies) was used in the development of any Company Intellectual Property that is owned or purported to be owned by the Company or any of its subsidiaries, and no governmental agency or body, university, college, other educational institution or research center has any claim or right in or to any Company Intellectual Property that is owned or purported to be owned by the Company or any of its subsidiaries. The Company and its subsidiaries have used all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in compliance with all license terms applicable to such Open Source Materials. Neither the Company nor any of its subsidiaries has used or distributed any Open Source Materials in a manner that requires or has required (i) the Company or any of its subsidiaries to permit reverse-engineering of any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries; or (ii) any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries, to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works or (C) redistributable at no charge;

(k) To the Company’s knowledge, the information technology systems, equipment and software used by the Company or any of its subsidiaries in their respective businesses (the “IT Assets”) (i) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required, in the Company’s reasonable belief, by the Company’s and its subsidiaries’ respective businesses as currently conducted, (ii) except as described in the Registration Statement, the Statutory Prospectus and the Prospectus, have not materially malfunctioned or failed since the Company’s inception and (iii) are free of any viruses, “back doors,” “Trojan horses,” “time bombs, “worms,” “drop dead devices” or other Software or hardware components that are designed to interrupt use of, permit unauthorized access to, or disable, damage or erase, any Software material to the business of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have implemented commercially reasonable backup and disaster recovery technology processes materially consistent with industry standard practices. To the Company’s knowledge, no person has gained unauthorized access to any IT Asset since the Company’s inception in a manner that has resulted or could reasonably be expected to have a Material Adverse Effect;

(l) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it that are material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or except as described in the Statutory Prospectus and the Prospectus. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

(m) Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as described in the Statutory Prospectus and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(n) There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed, in each case for the Registration Statement to comply in all material respects with the requirements of the Securities Act and the

Rules. Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms, except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(o) The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(p) Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(q) This Agreement has been duly authorized, executed and delivered by the Company;

(r) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or (ii) violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except (A) for such consents or waivers which have already been obtained and are in full force and effect and (B) in the case of clause (i) above, for any such conflict, breach, violation, default, termination, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus. The book entries made evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company or a committee thereof in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company Financial Statements, in accordance with GAAP, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Statutory Prospectus and the Prospectus.

(t) Except as described in the Statutory Prospectus and the Prospectus, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III hereto has delivered to the Representatives his or her or its enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(u) Except as described in the Statutory Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(v) All necessary corporate action has been duly and validly taken by the Company and to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

(w) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, in either case which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such executive officers will not remain in the employment of the Company.

(x) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required under the Securities Act and the Rules to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(y) Without giving effect to any activities of the Underwriters, the Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(z) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns, except for any tax that is being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP, and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(aa) The Shares have been duly authorized for quotation on the Nasdaq Global Market (“Nasdaq”), subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the applicable form requirements promulgated under the Exchange Act.

(bb) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or quotation.

(cc) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

(ee) Based on the evaluation of its disclosure controls and procedures, except as described in the Statutory Prospectus and the Prospectus, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ff) Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(gg) Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(hh) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 5605 of Nasdaq and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605 of Nasdaq.

(ii) The Company is actively taking steps to ensure that it will be in compliance with all other applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any related rules and regulations promulgated by the Commission and corporate governance requirements under applicable Nasdaq regulations upon the effectiveness of such provisions and has no reason to believe that it will not comply with such provisions at the time of effectiveness.

(jj) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(kk) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”) or Nasdaq or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(ll) There are no affiliations with any member of FINRA among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(mm) The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the year ending December 31, 2019, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(nn) (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval, except where the lack of such permit, license or approval, or failure to comply, would not have a Material Adverse Effect; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CER, CLA 1980.

(oo) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(pp) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(qq) The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, employee or, to the knowledge of the Company, any agent, of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(rr) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(ss) (A) None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury or the United Nations Security Council (collectively, “Sanctions”), (ii) does any business directly with or involving the government of, or any person or project located in, any country targeted by any Sanctions or (iii) supports or facilitates any such business or project, in each case other than as permitted under such Sanctions; (B) the Company is not controlled (within the meaning of the executive orders or regulations promulgating Sanctions) by any government or person that is the subject or target of Sanctions; (C) the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; and (D) the Company has implemented and maintains reasonably adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering contemplated hereby that is inconsistent with any of the Company’s representations and obligations under clause (C) of this paragraph;

(tt) Neither the Company nor the Selling Stockholder or any other person associated with or acting on behalf of the Company or the Selling Stockholder including, without limitation, any director, officer, agent or employee of the Company has offered or caused the Underwriters to offer any of the Shares to any person pursuant to the Friends and Family Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(uu) Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(vv) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any material liability.

(ww) None of the Company, its directors or its officers has distributed or will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 3(d) below.

(xx) Since that date of the preliminary prospectus included in the Registration Statement filed with the Commission on April 15, 2019 (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication (as defined herein)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(yy) The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications (as defined herein) other than those listed on Schedule V hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(zz) The Company has properly classified and treated all applicable persons employed or engaged by the Company in accordance with all applicable laws in all material respects, including without limitation all applicable laws concerning employment and compensation, and for purposes of all employee benefit plans and perquisites, and there is no pending or, to the Company’s knowledge, threatened complaint, claim, audit or investigation by or before any governmental body regarding any misclassification of any person employed or engaged by the Company, in each case except as would not reasonably be expected to have a Material Adverse Effect.

(aaa) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(bbb) The Company and its subsidiaries (A) have operated their respective businesses in a manner compliant with all privacy, data security and data protection laws and regulations applicable to the Company’s and its subsidiaries’ receipt, collection, handling, processing, sharing, transfer, usage, disclosure or storage of all user data relating to an identified or identifiable natural person including an identifier such as a name, an identification number, location data, or an online identifier (“Personal and Device Data”), (B) have implemented, maintain and are in compliance in all material respects with policies and procedures designed to ensure (i) the privacy, integrity, security and confidentiality of all Personal and Device Data handled, processed, collected, shared, transferred, used, disclosed and/or stored by the Company or its subsidiaries in connection with the Company’s and its subsidiaries’ operation of their respective businesses and (ii) privacy and data protection laws are complied with, (C) have taken commercially reasonable steps to require all third parties to which they provide any Personal and Device Data to maintain the privacy and security of such Personal and Device Data, and (D) have not, to the knowledge of the Company or its subsidiaries, experienced any security incident that has compromised the privacy and/or security of any Personal and Device Data, except in the case of each of (A), (B), (C) and (D) where the failure to so comply would be expected to have a Material Adverse Effect.

3. Representations and Warranties of the Selling Stockholder. The Selling Stockholder hereby represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and, if the Selling Stockholder is selling Option Shares, as of each such Option Shares Closing Date (if any), as follows:

(a) This Agreement and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms.

(b) The execution and delivery by the Selling Stockholder of this Agreement and the performance by the Selling Stockholder of his obligations under this Agreement, including the sale and delivery of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder, do not and will not, whether with our without the giving of notice or the passage of time or both, (i) violate or contravene any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon the Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to the terms of any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound or to which any of the property or assets of the Selling Stockholder is subject, except, with respect to subclauses (i) and (ii) above, as would not, individually or in the aggregate, have an adverse effect on the power and ability of the Selling Stockholder to perform his obligations under this Agreement, or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over him, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

(c) The Selling Stockholder has, and on the Firm Shares Closing Date and the Option Share Closing Date, if applicable, will have, valid and marketable title to the Shares to be sold by the Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

(d) The Selling Stockholder has, and on the Firm Shares Closing Date and the Option Share Closing Date, if applicable, will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by the Selling Stockholder and the full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder, or a security entitlement in respect of such Shares, in the manner provided by this Agreement.

(e) Upon payment for the Shares to be sold by each the Selling Stockholder pursuant to this Agreement and delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC

(f) All information relating to the Selling Stockholder furnished in writing by the Selling Stockholder expressly for use in the Registration Statement, Prospectus and any Issuer Free Writing Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading; provided that the representations and warranties set forth in this paragraph 3(f) are limited to statements or omissions made in reliance upon information relating to the Selling Stockholder furnished to the Company by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus or any amendments or supplements thereto, it being understood and agreed that the only information furnished by the Selling Stockholder for the purposes hereof, consists of the information with respect to the Selling Stockholder (excluding percentages) which actually appears in the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus or any amendments or supplements thereto (the “Selling Stockholder Information”).

(g) Each Selling Stockholder has reviewed the Registration Statement, Prospectus and any Issuer Free Writing Prospectus and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading, (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, no untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading. and (iii) as of the Applicable Time, neither the General Disclosure Package, nor any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 3(h) (A) do not apply to statements or omissions in the Registration Statement, the General Disclosure Package or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any such Underwriter through the Representatives expressly for use therein and (B) are limited to the Selling Stockholder Information.

(h) The sale of Shares by each Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder’s knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Statutory Prospectus or the Prospectus.

(i) Without giving effect to any activities of the Underwriters, the Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(j) The Selling Stockholder does not have actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

(k) The Selling Stockholder has not prepared, used or referred to, or will it prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Rules).

4. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a) Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b) No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules), shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c) The representations and warranties of the Company and the Selling Stockholder contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Stockholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(d) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations and warranties of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus under the Securities Act or the Rules; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the stockholders’ equity or results of operations or business affairs of the Company and its subsidiaries considered as a whole.

(e) The Representatives shall have received on each Closing Date a certificate addressed to the Representatives and dated such Closing Date, of the Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of the Selling Stockholder in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) the Selling Stockholder has carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus, and, in the opinion of the Selling Stockholder, (A) solely with respect to the Selling Stockholder Information, as of the Effective Date, the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus under the Securities Act or the Rules.

(f) The Representative shall have received: (i) simultaneously with the execution of this Agreement, (a) a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Disclosure Package and (b) a certificate, dated the date of this Agreement and addressed to the Underwriters, of the Company’s chief financial officer with respect to certain financial data contained in the Registration Statement, the Statutory Prospectus, the Prospectus and the Road Show, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives, and (ii) on each Closing Date, (a) a signed letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and (b) a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of the Company’s chief financial officer with respect to certain financial data contained in the Registration Statement, the Prospectus and the Road Show, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(g) The Representative shall have received on each Closing Date from Cooley LLP, counsel for the Company, in form and substance reasonably satisfactory to you, an opinion and negative assurance letter addressed to the Representative and dated such Closing Date.

(h) The Representative shall have received on each Closing Date from Goodwin Procter LLP, counsel for the Representative, an opinion and negative assurance letter, in form and substance reasonably satisfactory to you, addressed to the Representative and dated such Closing Date.

(i) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative, and their counsel.

(j) The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto. In the event that Oppenheimer & Co. Inc., in its sole discretion, agrees to release or waive any restriction set forth in a Lock-Up Agreement for an officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three Business Days before the effective date of such release or waiver (which release or waiver shall be substantially in the Form found at Exhibit A-1 hereto, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A-2 hereto through a major news service or such other method of announcement not prohibited by FINRA at least two Business Days before the effective date of the release or waiver if required by FINRA Rule 5131 (or any successor provision thereto).

(k) The Shares shall have been approved for listing on The Nasdaq Global Market, subject only to official notice of issuance.

(l) The Representatives shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations or business affairs of the Company or its subsidiaries considered as a whole so material and adverse that it makes it impractical or inadvisable in the Representatives’ judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

(m) On the Firm Shares Closing Date, FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Shares.

(n) The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representative may reasonably request.

5. Covenants and other Agreements of the Company and the Selling Stockholder and the Underwriters.

(a) The Company covenants and agrees as follows:

(i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii) The Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv) If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules; provided that the Company will be deemed to have furnished such statements to its security holders and the Representative to the extent such statements are filed on EDGAR.

(vi) The Company shall furnish to the Representatives and counsel for the Underwriters, if requested and without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement, preliminary prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii) The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix) Without the prior written consent of Oppenheimer & Co. Inc., for a period of 180 days after the date of this Agreement (the “Restricted Period”), the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (A) the issuance of the Shares pursuant to the Registration Statement, (B) the issuance of any options and other equity awards granted under stock plans or bonus plans described in the Registration Statement and the Prospectus (the “Stock Plans”), (C) the issuance of any shares of Common Stock of the Company or other securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company upon the exercise or settlement of options or other equity awards granted under the Stock Plans or the warrant held by Motorola Solutions, Inc., (D) any registration effected on Form S-8 or any successor form relating to the registration of shares of Common Stock issuable pursuant to the terms of any Stock Plan, (E) the issuance by the Company of shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock in an aggregate amount not to exceed 5% of the Company’s Common Stock outstanding immediately following the issuance of the Shares including any Option Shares issued hereunder) to the Underwriters as contemplated by this Agreement, in connection with one or more mergers, acquisitions, debt refinancings or commercial or strategic transactions (including, without limitation, joint ventures, marketing or distribution arrangements, collaboration agreements and intellectual property license agreements); provided that in the case of clauses (C) and (E), the recipients of such securities shall execute and deliver (if a lock-up agreement has not previously been delivered by such recipient) a lock-up agreement in substantially the form of Exhibit A hereto for the remainder of the Restricted Period. The Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the Restricted Period.

(x) On or before completion of this offering, the Company shall make all filings required under applicable federal securities laws and by Nasdaq (including any required registration under the Exchange Act).

(xi) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(xii) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(xiii) The Company will comply with all applicable securities laws and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Friends and Family Program.

(xiv) The Company will ensure that the Directed Shares will be restricted, to the extent required by FINRA or FINRA rules, from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Representatives will notify the Company as to which Participants will need to be so restricted. The Company shall direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(xv) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Shares within the meaning of the Securities Act and (b) completion of the 180-day restricted period referred to in Section 4(a)(viii) hereof.

(xvi) If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares by the Company and the Selling Stockholder and the performance of the obligations of the Company and the Selling Stockholder under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters, if applicable; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi) including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the cost and charges of any transfer agent or registrar; (vi) the costs and expenses incurred by the Company and the Selling Stockholder relating to investor presentations on any road show undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides, graphics and videos, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants and the cost of transportation chartered in connection with the road show, provided that the Underwriters shall pay 50% of the cost of any aircraft chartered in connection with such road show; (vii) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (viii) inclusion of the Shares for quotation on Nasdaq; (ix) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Stockholder to the Underwriters; (x) payments to counsel for costs incurred by the Underwriters in connection with the Friends and Family Program and payment of any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Friends and Family Program; and (xi) the fees and expenses incurred by the Representatives’ legal counsel in connection with this public offering, provided, however, that such fees in subsections (i), (ii), (iv), (v), (vi), (vii), (viii), (ix) and (x) shall not exceed $600,000, and further provided, that the reasonable fees and disbursements of counsel to the Underwriters described in subsection (iii) and (vii) shall not exceed $30,000 in the aggregate. Subject to the provisions of Section 8 and clause (vi) above, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

(c) The Company and the Selling Stockholder acknowledge and agree that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company and the Selling Stockholder or any other person. Additionally, the Company and the Selling Stockholder acknowledge and agree that the Underwriters have not and will not advise the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholder have consulted with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholder or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company and the Selling Stockholder, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholder. The Company and the Selling Stockholder agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the company or any other person in connection with any such transaction or the process leading thereto.

(d) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Shares or their offering or (ii) information that describes the final terms of the Shares or their offering and that is included in the final term sheet of the Company contemplated in section [    ] above.

(e) Each Underwriter represents and agrees that it is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering contemplated hereby (and will promptly notify the Company and the Selling Stockholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Indemnification.

(a) The Company and its subsidiaries, and the Selling Stockholder, agree to indemnify and hold harmless each Underwriter, its present and former directors, officers, agents and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other fees and expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto or any Written Testing-the-Waters Communication, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, (A) that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, any Written Testing-the-Waters Communication, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information and (B) with respect to the Selling Stockholder, only to the extent that such losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter are caused by any such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with the Selling Stockholder Information. This indemnity agreement will be in addition to any liability which the Company and the Selling Stockholder may otherwise have.

(b) The Company agrees to indemnify and hold harmless the Representatives, its officers and employees and each person, if any, who controls the Representatives within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, expenses and liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Friends and Family Program or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arising out of or based upon the failure of any Participant to pay for and accept delivery of Directed Shares otherwise reserved for such Participant pursuant to the Friends and Family Program, and (iii) related to, arising out of, or in connection with the Friends and Family Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Representatives.

(c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, the Selling Stockholder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) or the Selling Stockholder shall be limited to the amount of the underwriting discount and commissions applicable to the Shares to be purchased by such Underwriter hereunder.

(d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable and documented fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 5(a) hereof with respect to Directed Shares, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company, the Selling Stockholder, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section

7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter’s obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholder with respect to contribution.

8. Termination.

(a) This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Stockholder at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission; or (iv) trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or Nasdaq has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; (v) a banking moratorium has been declared by any state or Federal authority; or (vi) in the judgment of the Representatives, there has been, since the time of execution of this Agreement, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b) If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or a Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement (other than because of Section 7(a)(i), 7(a)(ii) or 7(a)(iv)), the Company will reimburse the Underwriters for all reasonable and documented out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder, in such Underwriter’s reasonable discretion, to justify cancellation or termination of its obligations under this Agreement, shall be entitled to reimbursement of expenses as described in subclause (y) above or relieved of liability to the Company, the Selling Stockholder or to the other Underwriters for damages occasioned by its failure or refusal.

9. Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representatives or the Company and the Selling Stockholder shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Stockholder, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholder, and without liability on the part of the Company or the Selling Stockholder, except as provided in Sections 5(b), 6, 7 and 8. The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Stockholder, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholder or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004 Attention: Equity Capital Markets, with a copy to Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004 Attention: General Counsel, and to Goodwin Procter LLP, attention: Rick Kline, 601 Marshall Street, Redwood City 94063, and (b) if to the Company or the Selling Stockholder, to the Company’s agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Cooley LLP, attention: Jon Gavenman, 3175 Hanover Street, Palo Alto, California 94304.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

SONIM TECHNOLOGIES, INC.

By:
Title:

ROBERT PLASCHKE

By:
Title: Chief Executive Officer, Sonim Technologies, Inc.

Confirmed:

OPPENHEIMER & CO. INC.

Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By OPPENHEIMER & CO. INC.

By:
Title:

LAKE STREET CAPITAL MARKETS

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

By LAKE STREET CAPITAL MARKETS

By:
Title:

ANNEX A

General Disclosure Package

1.	Statutory Prospectus issued April 29, 2019

2.	Pricing information provided orally by the Underwriters:

The initial public offering price per share for the Shares is $[    ].

The number of Firm Shares purchased by the Underwriters is [    ].

The number of Option Shares to be sold by the Company and the Selling Stockholder at the option of the Underwriters is up to [    ].

SCHEDULE I

Name	Number of Firm Shares to Be Purchased
Oppenheimer & Co. Inc.
Lake Street Capital Markets
National Securities Corporation

Total

SCHEDULE II

Name of Selling Stockholder	Number of Option Shares to Be Sold
Robert Plaschke	[	]
Total

SCHEDULE III

Lock-up Signatories

SCHEDULE IV

Issuer Free Writing Prospectuses

SCHEDULE V

Written Testing-the-Waters Communications

Exhibit A

FORM OF LOCK-UP AGREEMENT

[            ], 2019

Oppenheimer & Co. Inc.

As Representative of the Several Underwriters

c/o Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Re:	Public Offering of Sonim Technologies, Inc.

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of Sonim Technologies, Inc. (the “Company”) understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days (the “Lock-Up Period”) after the date of the final prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Public Offering.

Notwithstanding anything herein to the contrary:

1.	The foregoing shall not apply to Common Stock:

a.	to be sold by the undersigned in the Public Offering pursuant to the Underwriting Agreement;

b.	that were acquired in open market transactions after the completion of the Public Offering;

c.	transferred as a bona fide gift or gifts;

d.

transferred, if the undersigned is a partnership, limited liability company, corporation or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (within the meaning set forth in Rule 405 as promulgated by the SEC under the Securities Act of 1933, as amended, and including subsidiaries of the undersigned) of the undersigned or (B) as part of a distribution, transfer or disposition by the undersigned to its or its affiliates’ directors, officers, employees, managers, stockholders, limited partners, general partners, limited liability company members or other equityholders or to the estate of any such stockholders, limited partners, general partners, limited liability company members or other equityholders;

e.

transferred to any member of the undersigned’s immediate family (as defined below) or to any trust or other legal entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

f.	transferred by will, other testamentary document or the laws of intestate succession;

g.

transferred in connection with the “net” or “cashless” exercise or settlement of stock options, other rights to purchase shares of Common Stock or other securities convertible or exercisable or exchangeable for shares of Common Stock, or for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such securities, in each case pursuant to an equity incentive plan, stock purpose plan or other employee benefit plan described in the Prospectus, provided that any such shares issued upon exercise of such option or other right shall be subject to the restrictions set forth herein; provided further, that to the extent a public announcement or filing under the Exchange Act is required of the undersigned or the Company regarding the transfer, such announcement or filing shall include a statement to the effect that the transfer is to cover the exercise price, tax withholding or remittance obligations of the undersigned in connection with such vesting or exercise;

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h.

transferred to the Company in connection with the repurchase of shares of Common Stock issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Prospectus, or pursuant to the agreements to which such shares were issued;

i.

transferred in connection with the conversion or exercise of any security, including outstanding warrants described in the Prospectus, into shares of Common Stock in a manner consistent with the description of such securities in the Prospectus, provided that for the avoidance of doubt such converted shares of Common Stock shall remain subject to the provisions of this Letter Agreement;

j.	transferred to a nominee or custodian of a person or entity to whom a transfer or distribution would be permissible under (c), (d), (e) or (f) above;

k.

transferred pursuant to a bona fide third-party tender offer, merger, consolidation or similar transaction made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company, provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Common Stock shall remain subject to the provisions of this Letter Agreement; or

l.	transferred by operation of law, including pursuant to orders of a court, a qualified domestic order or in connection with a divorce settlement,

provided:

i.

that in the case of any transfer or distribution pursuant to clause (c), (d), (e), (f), (g), (i), (j) or (l), each donee, transferee or distributee shall execute and deliver to Oppenheimer & Co. Inc. a lock-up letter substantially in the form of this Letter Agreement;

ii.	in the case of clauses (c), (d), (e), (f) or (j), it shall be a condition to the transfer or distribution that such transfer or distribution does not involve a disposition for value; and

iii.

in the case of clauses (b), (c), (d), (e), (f), (g), (h), (i), (j) or (l), no filing under Section 16 of the Exchange Act or other public filing, report or announcement, by or on behalf of the undersigned, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period and, if the undersigned is required to file a report under Section 13 or Section 16 of the Exchange Act during the Restricted Period, the undersigned shall include a statement in such report to the effect that such transfer is in connection with the circumstances described in clause (b), (c), (d), (e), (f), (g), (h), (i) or (l), as the case may be, including that no shares of Common Stock were sold by the reporting person;

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2.

The undersigned, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, may receive from the Company shares of Common Stock in connection with the exercise of options or other rights granted under a stock incentive plan or other equity award plan, which plan is described in the Registration Statement; provided that the shares of Common Stock received by the undersigned shall be subject to the provisions of this Letter Agreement;

3.

The undersigned, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, may enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act after the date of this Letter Agreement relating to the sale of the undersigned’s Common Stock, provided that (i) the securities subject to such plan may not be transferred until after the expiration of the Restricted Period and (ii) no public announcement or filing under the Exchange Act shall be voluntarily made regarding the establishment of such plan during the Restricted Period;

For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin. For purposes of this Letter Agreement, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or similar transaction or series of transactions) to a person (as defined in Section 13(d)(3) of the Exchange Act) or group of affiliated persons (other than an Underwriter pursuant to the Public Offering) of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) a majority of the outstanding voting securities of the Company (or the surviving entity).

If the undersigned is an officer or director of the Company, (i) Oppenheimer & Co. Inc. agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a proposed transfer of shares of Common Stock by the undersigned, Oppenheimer & Co. Inc. will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service or such other method of announcement not prohibited by the Financial Industry Regulatory Authority, Inc. (“FINRA”) at least two business days before the effective date of the release or waiver, if required by FINRA Rule 5131 (or any successor provision thereto). Any release or waiver granted by Oppenheimer & Co. Inc. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release or announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

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The undersigned understands that, (i) if the Public Offering shall not have been completed by September 30, 2019, (ii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (iii) if the Company advises Oppenheimer & Co. Inc. in writing prior to the execution of the Underwriting Agreement that it has determined not to proceed with the Public Offering or (iv) if the Registration Statement has been withdrawn prior to the execution of the Underwriting Agreement, in each case the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

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This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[STOCKHOLDER]

By:
Name:
Title:

Exhibit A-1

Form of Waiver of Lock-up

Sonim Technologies, Inc.

Public Offering of Common Stock

[    ], 20[    ]

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Sonim Technologies, Inc. (the “Company”) of [ ] shares of common stock, $0.001 par value (the “Common Stock”), of the Company and the lock-up agreement dated [    ], 2019 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [    ], 20[    ], with respect to [    ] shares of Common Stock (the “Shares”).

Oppenheimer & Co. Inc. hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [    ], 20[    ][date to be 3 business days from date of letter]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

OPPENHEIMER & CO. INC.

By:
Name:
Title:

cc: Bob Plaschke

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Exhibit A-2

Form of Lock Up Waiver/Release Company Press Release

Sonim Technologies, Inc.

[Date]

Sonim Technologies, Inc. announced today that Oppenheimer & Co. Inc., the lead book-running manager in the Company’s recent public sale of [    ] shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to [    ] shares of the Company’s common stock held by [    ], an [officer/director] of the Company. The [waiver] [release] will take effect on [    ], 20[    ], and the related shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

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